                                                             HERITAGE
                                                               INCOME
                                                                TRUST




        (Assorted black and white photos of people working and playing.)


                      The Intelligent Creation of Wealth


                                                                    Prospectus
                                                                    ----------

                                                          High Yield Bond Fund
                                                  Intermediate Government Fund

                                                                Privacy Notice
                                                      Heritage Family of Funds


                                   Prospectus

                                February 3, 2003

                            As Revised May 29, 2003

           These securities have not been approved or disapproved by
         the Securities and Exchange Commission nor has the Commission
            passed upon the accuracy or adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.


                          (HERITAGE INCOME TRUST LOGO)

                              880 Carillon Parkway
                         St. Petersburg, Florida 33716
                                 (800) 421-4184

TABLE OF CONTENTS
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--------------------------------------------------------------------------------

PROSPECTUS
HERITAGE INCOME TRUST
  High Yield Bond Fund......................................    P-1
  Intermediate Government Fund..............................    P-4

MANAGEMENT OF THE FUNDS
  Who Manages Your Fund.....................................    P-7
  Distribution of Fund Shares...............................    P-7

YOUR INVESTMENT
  Before You Invest.........................................    P-8
  Choosing a Class of Shares................................    P-8
  Sales Charge Reductions and Waivers.......................   P-10
  How To Invest.............................................   P-11
  How To Sell Your Investment...............................   P-13
  How To Exchange Your Shares...............................   P-14
  Account and Transaction Policies..........................   P-15
  Dividends, Capital Gains and Taxes........................   P-15

FINANCIAL HIGHLIGHTS
  High Yield Bond Fund......................................   P-17
  Intermediate Government Fund..............................   P-18

PRIVACY POLICY
  Privacy Notice to Shareholders of the Heritage Family of
     Funds..................................................   PN-1

                                   Prospectus

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE.  The High Yield Bond Fund seeks high current income.

     PRINCIPAL INVESTMENT STRATEGIES. The High Yield Bond Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in lower- and medium-rated corporate bonds and other fixed income securities that focus on delivering high income. These lower-rated securities are commonly known as "junk bonds" or "high yield securities." High yield securities offer the potential for greater income than securities with higher ratings. Most of the securities in which the fund invests are rated Ba1 or lower by Moody's Investors Service, Inc. (Moody's) or BB+ or lower by Standard & Poor's Ratings Services (S&P). Certain of the securities purchased by the fund may be rated as low as C by Moody's or D by S&P. Although credit ratings are considered, the fund's portfolio manager selects high yield securities based primarily on its own investment analysis.

     The portfolio manager's analysis may include consideration of the company's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the portfolio manager may consider factors such as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Normally, the portfolio manager seeks to maintain a weighted average portfolio maturity of between 5 to 10 years. However, the portfolio manager may vary substantially the fund's average maturity depending on economic and market conditions. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, long- and short-term debt instruments. When the fund engages in temporary defensive measures, it may not achieve its investment objective.

     PRINCIPAL RISKS. Perhaps the greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in bonds whose values may decrease if interest rates rise, credit ratings of the issuer are reduced or the financial condition of the issuer worsens. If any of these circumstances occur, the fund's net asset value may decrease.

     HIGH-YIELD SECURITIES. Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of the fund's securities, the achievement of the fund's objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield.

     CREDIT RISK. The fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This fund is subject to more credit risk than other income mutual funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

     CHANGES IN INTEREST RATES. The value of the fund's investments typically will fall when interest rates rise. The fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

     INABILITY TO SELL SECURITIES. High yield securities may be less liquid than higher quality investments. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. A security whose credit rating has been lowered may be particularly difficult to sell.

     HOW THE HIGH YIELD BOND FUND HAS PERFORMED. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2002. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the High Yield Bond Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

                                  (BAR CHART)

------------------------------------------------------------------------------------------------------------------------
                        1993      1994      1995      1996      1997      1998      1999      2000      2001      2002
------------------------------------------------------------------------------------------------------------------------
                        9.35     (3.97)    14.52     12.44     11.66      0.63     (1.87)    (6.95)     5.57      6.34


     For the 10-year period through December 31, 2002, the Class A shares' highest quarterly return was 6.97% for the quarter ended December 31, 2002 and the lowest quarterly return was -5.57% for the quarter ended September 30, 1998. The returns in the bar chart above do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
  AVERAGE ANNUAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002):-

                                               1 YEAR    5 YEARS      10 YEARS       INITIAL OFFERING
                                               ------    -------      --------       ----------------
   Class A Shares                                                                       March 1, 1990
     Return Before Taxes.....................   2.36%     -0.14%         4.13%
     Return After Taxes on Distributions.....  -2.06%     -3.95%         0.52%
     Return After Taxes on Distributions and
        Sale of Fund Shares..................   0.21%     -2.11%         1.43%
   Salomon Smith Barney High Yield
        Market Index*........................  -1.53%      0.64%         6.08%
                                               1 YEAR    5 YEARS    LIFE OF CLASS    INITIAL OFFERING
                                               ------    -------    -------------    ----------------
   Class B Shares                                                                    February 2, 1998
     Return Before Taxes.....................   1.76%       N/A         -0.48%
   Salomon Smith Barney High Yield
        Market Index*........................  -1.53%                    0.19%

                                               1 YEAR    5 YEARS    LIFE OF CLASS    INITIAL OFFERING
                                               ------    -------    -------------    ----------------
   Class C Shares                                                                       April 3, 1995
     Return Before Taxes.....................   5.51%      0.07%         4.03%
   Salomon Smith Barney High Yield
        Market Index*........................  -1.53%      0.64%         5.10%

 - The High Yield Bond Fund's returns in this table are after deduction of sales charges and expenses.
 * The Salomon Brothers High Yield Market Index captures the performance of below investment-grade corporate bonds issued in the United States. This Index excludes defaulted debt securities. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B and Class C vary.

     WHAT ARE THE COSTS OF INVESTING IN THE HIGH YIELD BOND FUND. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund. The High Yield Bond Fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 2002.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
  Maximum Sales Charge Imposed on Purchases
     (as a % of offering price).............................    3.75%     None      None
  Maximum Deferred Sales Charge (as a % of original purchase
     price or redemption proceeds, whichever is lower)......   None-       5%*      1%**

 - If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
 * Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
** Declining to 0% at the first year.

  ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS):

                                                                CLASS A    CLASS B    CLASS C
                                                                -------    -------    -------
  Management Fees*..........................................     0.60%      0.60%      0.60%
  Distribution and Service (12b-1) Fees.....................     0.25%      0.80%      0.80%
  Other Expenses............................................     0.72%      0.72%      0.72%
                                                                 ----       ----       ----
  Total Annual Fund Operating Expenses......................     1.57%      2.12%      2.12%
  Fee Waiver and/or Expense Reimbursement*..................     0.47%      0.47%      0.47%
                                                                 ----       ----       ----
  Net Expenses..............................................     1.10%      1.65%      1.65%
                                                                 ====       ====       ====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.10% and Class B and Class C annual operating expenses exceed 1.65% of that class' average daily net assets for the fund's 2003 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change the fee waivers or reimbursements without the approval of fund shareholders.

     EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the High Yield Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  SHARE CLASS                                                 YEAR 1   YEAR 3   YEAR 5   YEAR 10
  A shares..................................................   $483     $808    $1,155   $2,134
  B shares
     Assuming redemption at end of period...................   $568     $919    $1,196   $2,274
     Assuming no redemption.................................   $168     $619    $1,096   $2,274
  C shares..................................................   $168     $619    $1,096   $2,415

     PORTFOLIO MANAGER. Peter J. Wilby, a Managing Director of Salomon Brothers Asset Management Inc, has been responsible for the day-to-day management since February 1, 1996.

INTERMEDIATE GOVERNMENT FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE. The Intermediate Government Fund seeks high current income consistent with the preservation of capital.

     PRINCIPAL INVESTMENT STRATEGIES. The Intermediate Government Fund seeks to achieve its objective by investing at least 80% of its assets in debt securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, and related repurchase agreements and forward commitments. These securities include U.S. Treasuries (including repurchase agreements and when-issued and forward commitment securities involving such obligations), mortgage-backed securities, real estate mortgage investment conduits (REMICs) and stripped securities among others. The fund's portfolio manager selects these securities by considering factors such as maturity, interest rate conditions and liquidity. The portfolio manger typically will maintain a weighted average portfolio maturity of between 3 to 10 years under normal market conditions and attempts to manage volatility as consistent with the fund's investment objective.

     PRINCIPAL RISKS. Perhaps the greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in debt securities whose values may fluctuate with changes in interest rates. When interest rates rise, the market value of the fund's debt securities will decrease. If any of these circumstances occur, the fund's net asset value also may decrease.

     CHANGES IN INTEREST RATES. The value of the fund's investments typically will fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

     CREDIT RISK. The fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This fund is subject to less credit risk than certain other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

     MORTGAGE-BACKED AND STRIPPED SECURITIES. This fund invests in securities such as mortgage-backed and stripped securities that involve risks that are not normally present in other debt obligations. Mortgage-backed securities are subject to prepayment risk and extension risk. Prepayment risk is the possibility that falling interest rates may cause prepayment to occur at a faster than expected rate and may result in increased volatility of certain mortgage-backed securities during periods of unanticipated or rapid changes in market conditions or interest rates. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate and may reduce the market value of mortgage-backed securities if interest rates rise suddenly. Also, the market for private mortgage-backed securities is smaller and less liquid than the market for U.S. Government related securities. Stripped securities may be especially sensitive to interest rates as compared to traditional debt obligations and, thus, may involve more fluctuation in market value.

     HOW THE INTERMEDIATE GOVERNMENT FUND HAS PERFORMED. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 2002. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Intermediate Government Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

(BAR CHART)

------------------------------------------------------------------------------------------------------------------------
                       1993       1994      1995     1996       1997      1998      1999      2000      2001      2002
------------------------------------------------------------------------------------------------------------------------
                        1.77     (0.13)    11.43      2.67      7.47      8.19     (0.58)     9.77      7.01      8.61

     For the 10-year period through December 31, 2002, the Class A shares' highest quarterly return was 5.64% for the quarter ended September 30, 1998 and the lowest quarterly return was -0.94% for the quarter ended March 31, 1996. The returns in the bar chart above do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
  AVERAGE ANNUAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2002)-

                                                     1 YEAR    5 YEARS      10 YEARS       INITIAL OFFERING
                                                     ------    -------    -------------    ----------------
   Class A Shares                                                                             March 1, 1990
     Return Before Taxes...........................   4.54%     5.72%          5.14%
     Return After Taxes on Distributions...........   2.50%     3.66%          3.02%
     Return After Taxes on Distributions and Sale
       of Fund Shares..............................   2.10%     3.45%          2.97%
   Lehman Brothers Intermediate
       Government Index*...........................   9.64%     7.44%          6.91%
                                                     1 YEAR    5 YEARS    LIFE OF CLASS    INITIAL OFFERING
                                                     ------    -------    -------------    ----------------
   Class B Shares                                                                          February 2, 1998
     Return Before Taxes...........................   4.19%      N/A           5.71%
   Lehman Brothers Intermediate
       Government Index*...........................   9.64%                    7.32%

                                                     1 YEAR    5 YEARS    LIFE OF CLASS    INITIAL OFFERING
                                                     ------    -------    -------------    ----------------
   Class C Shares                                                                             April 3, 1995
     Return Before Taxes...........................   8.17%     6.21%          6.24%
   Lehman Brothers Intermediate
       Government Index*...........................   9.64%     7.44%          7.46%

  - The Intermediate Government Fund's returns in this table are after deduction of sales charges and expenses.
  * The Lehman Brothers Intermediate Government Index is an unmanaged index comprised of the Intermediate Treasury and Intermediate Agency indices. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.

     WHAT ARE THE COSTS OF INVESTING IN THE INTERMEDIATE GOVERNMENT FUND. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Intermediate Government Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 2002.
  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                              CLASS A    CLASS B    CLASS C
                                                              -------    -------    -------
  Maximum Sales Charge Imposed on Purchases
     (as a % of offering price).............................    3.75%      None       None
  Maximum Deferred Sales Charge (as a % of original purchase
     price or redemption proceeds, whichever is lower)......    None-       5%*       1%**

 - If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.

 * Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
** Declining to 0% at the first year.
     ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS):

                                                             CLASS A      CLASS B      CLASS C
                                                             -------      -------      -------
   Management Fees*....................................       0.50%        0.50%        0.50%
   Distribution and Service (12b-1) Fees...............       0.25%        0.60%        0.60%
   Other Expenses......................................       0.66%        0.66%        0.66%
                                                              ----         ----         ----
   Total Annual Fund Operating Expenses................       1.41%        1.76%        1.76%
   Fee Waiver and/or Expense Reimbursement*............       0.56%        0.56%        0.56%
                                                              ----         ----         ----
   Net Expenses........................................       0.85%        1.20%        1.20%
                                                              ====         ====         ====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 0.85% and Class B and Class C annual operating expenses exceed 1.20% of the fund's average daily net assets for the fund's 2003 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations. The Board may agree to change the fee waivers or reimbursements without the approval of fund shareholders.

     EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the Intermediate Government Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS                                                   YEAR 1   YEAR 3   YEAR 5   YEAR 10
  A shares..................................................   $459    $  751   $1,066   $1,956
  B shares
     Assuming redemption at end of period...................   $522    $  800   $1,002   $1,934
     Assuming no redemption.................................   $122    $  500   $  902   $1,934
  C shares..................................................   $122    $  500   $  902   $2,027

     PORTFOLIO MANAGER. H. Peter Wallace, a Senior Vice President and Director of Fixed Income Investments for Heritage Asset Management, Inc., has been responsible for the day-to-day management of the fund's investment portfolio since January 1993.

                            MANAGEMENT OF THE FUNDS

WHO MANAGES YOUR FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     MANAGER. Heritage Asset Management, Inc. (Heritage), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the investment adviser and administrator for each fund. Heritage is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Heritage manages, supervises and conducts the business and administrative affairs of the funds and the other Heritage mutual funds with net assets totaling approximately $7.1 billion as of December 31, 2002.

     The table below indicates what Heritage charged each fund for investment advisory and administration fees during the fund's last fiscal year and Heritage's contractual fee rates:

                                             FEES CHARGED*      CONTRACTUAL FEES
                                             -------------      ----------------
- High Yield Bond Fund                           0.13%                0.60%**
- Intermediate Government Fund                      0%                0.50%

         ----------------------------------

          * After fee waiver.
         ** Heritage's annual fee is 0.60% on the first $100 million and 0.50% on average daily net assets over $100 million.

     SUBADVISERS. Heritage may allocate and reallocate the assets of a fund among one or more investment subadvisers, subject to review by the Board of Trustees. In the future, Heritage may propose the addition of one or more additional subadvisers, subject to approval by the Board of Trustees and, if required by the Investment Company Act of 1940, fund shareholders. Pursuant to an exemptive order from the Securities and Exchange Commission, Heritage is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the High Yield Bond Fund without approval of fund shareholders, but subject to overall approval of the Board of Trustees. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated. Heritage has selected Salomon Brothers Asset Management Inc(SaBAM), part of Citigroup Asset Management, to serve as the subadviser to manage the High Yield Bond Fund's portfolio. SaBAM is currently located at 399 Park Avenue 4th Floor, New York NY, 10022. SaBAM is an indirect, wholly owned subsidiary of Citigroup Inc. As of December 31, 2002, SaBAM managed $52.2 billion in assets and combined with the investment advisers within Citigroup Asset Management managed $479.3 billion in assets.

     PORTFOLIO MANAGERS. The following portfolio managers are responsible for the day-to-day management of each fund:

     - HIGH YIELD BOND FUND -- Peter J. Wilby, assisted by a team of other investment professionals, is responsible for the day-to-day management of the fund's investment portfolio. Mr. Wilby is a Managing Director of the subadviser and has been affiliated with the subadviser as a portfolio manager since 1989. Mr. Wilby is a Chartered Financial Analyst, Certified Public Accountant and a member of the New York Society of Securities Analysts.

     - INTERMEDIATE GOVERNMENT FUND -- H. Peter Wallace is responsible for the day-to-day management of the fund's investment portfolio. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments for Heritage since January 1993. In August 1993, he became portfolio manager of the fund. Mr. Wallace is a Chartered Financial Analyst.

DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Raymond James & Associates, Inc. (Distributor) currently serves as distributor of the funds. Subject to regulatory approvals, the funds' Board of Trustees has approved a proposed distribution agreement with Heritage Fund Distributors LLC. In the event such approvals are obtained, references to the Distributor will be deemed to be references to Heritage Fund Distributors LLC. The Distributor may compensate other broker/dealers to promote sales of fund shares.

     Heritage pays a service fee based on average daily net assets to broker/dealers, including the Distributor, who have service agreements with Heritage. Heritage pays these service fees out of amounts received for investment advisory and administrative services provided to the funds.

                                YOUR INVESTMENT

BEFORE YOU INVEST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Before you invest in a fund, please

     - Read this Prospectus carefully.
     - Decide which fund or funds best suits your needs and your goals.
     - Decide which class of shares is best for you.
     - Decide how much you wish to invest and how you want to open an account.

CHOOSING A CLASS OF SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     You can choose from three classes of fund shares: Class A shares, Class B shares and Class C shares. Each class has a different combination of sales charges and ongoing fees allowing you to choose the class that best meets your needs. You should make this decision carefully based on:

        - the amount you wish to invest,
        - the different sales charges that apply to each share class,
        - whether you qualify for any reduction or waiver of sales charges,
        - the length of time you plan to keep the investment, and
        - the class expenses.

     CLASS A SHARES. You may purchase Class A shares at the "offering price" -- a price equal to their net asset value, plus a maximum sales charge of 3.75% imposed at the time of purchase. Class A shares are currently subject to ongoing distribution and service (Rule 12b-1) fees of up to 0.25% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B shares and Class C shares.

     If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below.

                                  CLASS A SALES CHARGES
                                  ---------------------
                              AS A % OF      AS A % OF YOUR       DEALER CONCESSION
  YOUR INVESTMENT           OFFERING PRICE     INVESTMENT     AS % OF OFFERING PRICE(1)
  ---------------           --------------     ----------     -------------------------
  Less than $25,000.......       3.75%            3.90%                 3.25%
  $25,000-$49,999.........       3.25%            3.36%                 2.75%
  $50,000-$99,999.........       2.75%            2.83%                 2.25%
  $100,000-$249,999.......       2.25%            2.30%                 1.75%
  $250,000-$499,999.......       1.75%            1.78%                 1.25%
  $500,000-$999,999.......       1.25%            1.27%                 1.00%
  $1,000,000 and over.....       0.00%            0.00%                 0.00%(2)

 ----------------
  (1) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
  (2) For purchases of $1 million or more, Heritage may pay from its own resources to the Distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. An investor who redeems those Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge of 1.00% and Heritage will retain the Rule 12b-1 fees for the 18-month period.

     CLASS B SHARES. You may purchase Class B shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares within 6 years of purchase, you will pay a "contingent deferred" sales charge (CDSC) at the time of sale of up to 5.00%. Class B shares are subject to ongoing Rule 12b-1 fees of up to 0.80% of the average daily net assets of the High Yield Bond Fund and 0.60% of the average daily net assets of the Intermediate Government Fund. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares but the same as for the Class C shares. Class B shares are offered for sale only for purchases of less than $100,000.

     If you choose to invest in Class B shares, you will pay a sales charge if you sell those shares within 6 years of purchase. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. The CDSC will decline at the anniversary of your purchase. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will not be counted when determining your CDSC.

                    CLASS B DEFERRED CHARGES
                    ------------------------
REDEMPTION DURING:                 CDSC ON SHARES BEING SOLD:
------------------                 --------------------------
1st year.......................                5%
2nd year.......................                4%
3rd year.......................                3%
4th year.......................                3%
5th year.......................                2%
6th year.......................                1%
After 6 years..................                0%

     CONVERSION OF CLASS B SHARES. If you buy Class B shares and hold them for 8 years, we automatically will convert them to Class A shares without charge. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will be excluded from the 8-year period. At the time of conversion, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. We do this to lower your investment costs.

     When we do the conversion, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or less Class A shares after the conversion. The dollar value will be the same, so you have not lost any money as a result of the conversion.

     CLASS C SHARES. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a CDSC at the time of sale of 1.00%. Class C shares are subject to ongoing Rule 12b-1 fees of up to 0.80% of the average daily net assets of the High Yield Bond Fund and 0.60% of the average daily net assets of the Intermediate Government Fund. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares and is the same as for the Class B shares. Class C shares do not convert to any other class of shares. Any period of time you held Class C shares of the Heritage Cash Trust-Money Market Fund will not be counted toward the one-year period.

     If you choose to invest in Class C shares, you will pay a sales charge if you sell your shares less than one year after purchase. The CDSC imposed on sales of Class C shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.

     UNDERSTANDING RULE 12B-1 FEES. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class B and Class C shares. If you think you are eligible, contact Heritage or your financial advisor for further information.

     REDUCING YOUR CLASS A SALES CHARGE. We offer three programs designed to reduce your Class A sales charge. You may choose one of these programs to combine multiple purchases of Class A shares of Heritage mutual funds to take advantage of the reduced sales charges listed in the schedule above. Please complete the appropriate section of your account application or contact your financial advisor or Heritage if you would like to take advantage of these programs.

          - RIGHTS OF ACCUMULATION -- Lets you combine purchases in related accounts for purposes of calculating sales charges. Under this program, a related account includes any other direct or beneficial accounts you own, your spouse's accounts, or accounts held by your minor children.

          - COMBINED PURCHASE PRIVILEGE -- Lets you add the value of your previous Class A investments for purposes of calculating the sales charge if the total amount you have invested is at least $25,000.

          - STATEMENT OF INTENTION -- Lets you purchase Class A shares of any Heritage mutual fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You must invest at least $25,000 to obtain the benefit of this privilege.

     WAIVER OF CLASS A SHARES SALES CHARGE. Class A shares may be sold at net asset value without any sales charge to: (1) Heritage and the subadviser ; (2) current and retired officers and Trustees of a Trust; (3) directors, officers and full-time employees of Heritage, any subadviser of a Heritage mutual fund, their distributor and their affiliates; (4) registered financial advisors and employees of broker-dealers that are parties to dealer agreements with the funds' distributor (or financial institutions that have arrangements with such broker-dealers); (5) directors, officers and full-time employees of banks that are party to agency agreements with the distributor; and (6) all such persons' immediate relatives and their beneficial accounts. In addition, members of the American Psychiatric Association may purchase Class A shares at a sales charge equal to two-thirds of the percentages in the above table. The dealer concession also will be adjusted in a like manner. Class A shares also may be purchased without sales charges by investors who participate in certain broker-dealer wrap fee investment programs.

     Class A shares also may be sold at net asset value without any sales charge to individual retirement accounts, qualified retirement plans and taxable accounts that execute transactions through a single omnibus account per fund that is maintained by a financial institution or service organization that has entered into an acceptable administrative or similar agreement with the applicable Heritage mutual fund, Heritage or the fund's distributor. Heritage may pay from its own resources to the Distributor up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. Any participant in these plans who redeems Class A shares within 18 months of his or her purchase may be subject to a CDSC of 1.00% and Heritage may retain the Rule 12b-1 fees for a period up to 18 months.

     CDSC WAIVERS. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

        - to make certain distributions from retirement plans,

        - because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),

        - to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or

        - to close out shareholder accounts that do not comply with the minimum balance requirements.

     REINSTATEMENT PRIVILEGE. If you sell shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 days later in the same share class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Heritage if you decide to exercise this privilege.

HOW TO INVEST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     MINIMUM INITIAL INVESTMENT. Once you have chosen a share class, the next step is to determine the amount you wish to invest. The minimum initial and subsequent investment for each fund is:

                                 MINIMUM INITIAL         SUBSEQUENT
TYPE OF ACCOUNT                    INVESTMENT            INVESTMENT
---------------                  ---------------   -----------------------
Regular Account................      $1,000              No minimum
Periodic Investment Program....      $   50        $50 on a monthly basis
Retirement Account.............      $  500              No minimum

     Heritage may waive these minimum requirements at its discretion. Contact Heritage or your financial advisor for further information.

     You may invest in a fund in the following ways:

     THROUGH YOUR FINANCIAL ADVISOR. You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Your financial advisor or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund's behalf.

     BY MAIL. You may invest in a fund directly by completing and signing the account application found in this Prospectus. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. Mail the application and your payment to:

         Heritage Asset Management, Inc.
         P.O. Box 33022
         St. Petersburg, FL 33733

     BY TELEPHONE. If you provide your bank account information, Heritage can initiate a purchase from that account. Complete the appropriate sections of the account application and attach a voided check to activate this service. This method cannot be used to open a new account.

     BY PERIODIC INVESTMENT PROGRAM. We offer the following plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Availability of these plans may be limited by your financial advisor or dealer.

        - FROM YOUR BANK ACCOUNT -- You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This transfer will be effected either by electronic transfer or paper draft. Complete the appropriate sections of the account application or the Heritage Bank Draft Investing form to activate this service. Heritage reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive months.

        - AUTOMATIC EXCHANGE -- You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your Heritage account balance to the fund's minimum investment. If you discontinue any of these plans before your account reaches the required minimum investment, you must buy more shares to keep your account open.

     BY DIRECT DEPOSIT. You may instruct your employer, insurance company, or the Federal government to direct all or part of the payments you receive to your Heritage account. All payments from the U.S. government, including payroll, pension, Social Security, and income tax refund are eligible for this service. The following information must be provided to the payor in the enrollment process:

             -   Bank routing number:  0    1   1   0   0   0   0   2   8
             -   Account number:       7    7   0   0   1   f   f   a   a   a   a   a   a   a   a   a   a

                                       "f" represents the two digit fund code found on the Fund Selection section of the Heritage account application.
                                       "a" represents the first 10 digits of your Heritage account number.
                                       All Heritage account numbers begin with 44 or 66.
                 For example if your Heritage account number is 44123456789 and you wish to establish a direct deposit to the Class A shares of the Heritage Intermediate Government Fund, you would enter 77001014412345678.
             -   The account must be designated as a checking account.

     Please note that these instructions are different than the Federal Reserve wire instructions below.

     BY WIRE. You may invest in a fund by Federal Reserve wire sent from your bank. Mail your completed and signed account application to Heritage. Contact Heritage at (800) 421-4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire fee. Send your investment and the following information by Federal Reserve or bank wire to:

         State Street Bank and Trust Company
         ABA #011-000-028
         Account # 3196-769-8
         Name of the Fund
         The class of shares to be purchased
         (Your account number assigned by Heritage)
         (Your name)

     THROUGH A RETIREMENT PLAN. Heritage mutual funds offer a range of retirement plans, including traditional, Roth, SEP and SIMPLE IRA plans/accounts. A special application and custodial agreement is required. Contact your financial advisor or Heritage for more information. Heritage reserves the right to cancel your plan at any time.

HOW TO SELL YOUR INVESTMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     You can sell -- or redeem -- shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or automated clearing house deposits (ACH), payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. Drafts or ACH transactions initiated by a third party are not acceptable redemption instructions and will not be honored.

     APPLICATION OF CDSC. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held Class A, Class B or Class C shares of Heritage Cash Trust-Money Market Fund will not be counted for purposes of calculating the CDSC.

     You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial advisor or dealer.

     THROUGH YOUR FINANCIAL ADVISOR. You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor or an agent will transmit your request to sell shares of your fund and may charge you a fee for this service.

     BY TELEPHONE. You may sell shares from your account by calling your fund at (800) 421-4184 prior to the close of regular trading on the New York Stock Exchange -- typically 4:00 p.m. Eastern time. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

     For your protection, telephone requests may be recorded in order to verify their accuracy In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call.

     When redeeming shares by telephone, payment of up to $50,000 can be made in one of the following ways:

        - Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or

        - By check to your address of record, provided there has not been an address change in the last 30 days.

     IN WRITING. You may sell shares of your fund by sending a letter of instruction. Specify the fund name, your share class, your account number, the names(s) in which the account is registered and the dollar value or number of shares you wish to sell. Include all signatures and any additional documents that may be required. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

     All registered owners on the account must sign the request. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     A signature guarantee of your request is required if the redemption is:

        - Greater than $50,000,

        - Sent to an address other than the address of record, or preauthorized bank or brokerage firm account,

        - Sent to a payee other than the shareholder of record, or

        - Sent to an address of record that has been changed within the past 30 days.

     A signature guarantee helps protect your account against fraud. We will only accept official signature guarantees from participants in our signature guarantee program, which includes most banks and security dealers. A notary public can not guarantee your signature.

     Payment for a written request can be made one of the following ways:

        - Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request, or

        - By check, or

        - By Federal Reserve wire to a bank account you specify. Your financial advisor can provide you with the necessary form to request a wire. We normally send these proceeds on the next business day and credit by the receiving institution is subject to the time they receive the instructions from the Federal Reserve Bank and their posting policies. We cannot guarantee that you will receive credit on the same day we send the wire. A wire fee will be charged to your account.

     BY SYSTEMATIC WITHDRAWAL PLAN. This plan may be used for periodic withdrawals from your account. To establish, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor or Heritage) and send that form to Heritage. Availability of this plan may be limited by your financial advisor. You should consider the following factors when establishing a plan:

        - Make sure you have a sufficient amount of shares in your account.
        - Determine how much you wish to withdraw. You must withdraw a minimum of $50 for each transaction.
        - Make sure you are not planning to invest more money in this account (buying shares during a period when you also are selling shares of the same fund is not advantageous to you because of sales charges).
        - Determine the schedule: monthly, quarterly, semiannual or annual basis.
        - Determine which day of the month you would like the withdrawal to occur. Available dates are the 1(st), 5(th), 10(th) or 20(th) day of the month. If such a day falls on the weekend, the withdrawal will take place on the next business day.
        - Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

HOW TO EXCHANGE YOUR SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     If you own shares of a fund for at least 30 days, you can exchange those shares for shares of the same class of any other Heritage mutual fund provided you satisfy the minimum investment requirements. You may exchange your shares by calling your financial advisor or Heritage if you exchange to like titled Heritage accounts. Written instructions with a signature guarantee, as described above, are required if the accounts are not identically registered.

     You may make exchanges without paying any additional sales charges. However, if you exchange shares of the Heritage Cash Trust-Money Market Fund and Municipal Money Market Fund acquired by purchase (rather than exchange) for shares of another Heritage mutual fund, you must pay the applicable sales charge.

     Class A, Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange. However, if you hold Class A, Class B or Class C shares in the Heritage Cash Trust-Money Market Fund, the time you hold those shares in that fund will not be counted for purposes of calculating the CDSC.

ACCOUNT AND TRANSACTION POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     PRICE OF SHARES. The funds' regular business days are the same as those of the New York Stock Exchange (NYSE), normally Monday through Friday. The net asset value per share (NAV) for each class of a fund is determined each business day as of the close of regular trading on the NYSE (typically 4:00 p.m. eastern time). The share price is calculated by dividing a class's net assets by the number of its outstanding shares. Because the value of a fund's investment portfolio changes every business day, the NAV usually changes as well.

     In calculating NAV, the funds typically price their securities by using pricing services or market quotations. However, in cases where these are unavailable or when the portfolio manager believes that subsequent events have rendered them unreliable, a fund may use fair-value estimates instead.

     TIMING OF ORDERS. All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in good order by the funds, the Distributor or a participating dealer. Orders are accepted until the close of regular trading on the NYSE every business day - normally 4:00 p.m. Eastern time - and are executed the same day at that day's NAV. Otherwise, all orders will be executed at the NAV determined as of the close of regular trading on the next trading day.

     CUSTOMER IDENTIFICATION PROCEDURES. The funds are required to obtain certain information about you in order to open an account. You must provide Heritage with the name, physical address, social security or other taxpayer identification number, date of birth and phone number of all owners of the account. A post office box cannot be used as the physical address on the account. Heritage will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, Heritage may employ additional verification methods or refuse to open your account. The information gathered also will be verified when you change the principal physical address on your account. Under certain circumstances, it may be appropriate for Heritage to close or suspend further activity in an account.

     RESTRICTIONS ON ORDERS. The funds and the Distributor reserve the right to reject any purchase order and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund can not determine the value of its assets or sell its holdings.

     REDEMPTION IN KIND. We reserve the right to give you securities instead of cash when you sell shares of your fund. If the amount of the sale is at least either $250,000 or 1% of a fund's assets, we may give you securities from the fund's portfolio instead of cash.

     ACCOUNTS WITH BELOW-MINIMUM BALANCES. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

     MARKET TIMERS. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     DISTRIBUTIONS AND TAXES. Each fund distributes to its shareholders dividends from its net investment income monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses. The dividends you receive from a fund will be taxed as ordinary income.

     Each fund also distributes net capital gains to its shareholders normally once a year. Capital gains are generated by a fund when it sells assets in its portfolio for profit. Capital gains are taxed differently depending on how long the fund held the asset (not on how long you hold your shares). Distributions of net gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates.

     Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check or direct them for purchase of shares in another Heritage mutual fund. However, if you have a retirement plan or a Systematic Withdrawal Plan, your distributions will be automatically reinvested.

     In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

             TYPE OF TRANSACTION                                     TAX STATUS
             -------------------                                     ----------
Income dividends.............................  Ordinary income rate
Net short-term capital gain distributions....  Ordinary income rate
Net long-term capital gain distributions.....  Capital gains rate
Sales or exchanges of fund shares owned for
  more than one year.........................  Long-term capital gains or losses (capital gains rate)
Sales or exchanges of fund shares owned for    Gains are taxed at the same rate as ordinary income;
  one year or less...........................  losses are subject to special rules

     Income dividend distributions will vary by class and are anticipated to be generally higher for Class A shares (because that class' expense ratio is lowest).

     TAX REPORTING. During each year, we will send non-retirement account holders a Form 1099 that tells you the amount of fund distributions you received for the prior calendar year, and the tax status of those distributions, and a list of reportable sale transactions. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

     WITHHOLDING TAXES. If you are a non-corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number or you otherwise are subject to backup withholding, federal law requires us to withhold a portion of your distributions and sale proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS a portion of your distributions. Any tax withheld may be applied against the tax liability on your tax return.

     Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

                              FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the High Yield Bond Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                           CLASS A SHARES                      CLASS B SHARES
                                             ------------------------------------------   ------------------------
                                                        FOR THE YEARS ENDED                 FOR THE YEARS ENDED
                                                           SEPTEMBER 30,                       SEPTEMBER 30,
                                             ------------------------------------------   ------------------------
                                              2002     2001     2000     1999     1998     2002     2001     2000
                                             ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR.........  $ 7.10   $ 7.87   $ 8.98   $ 9.77   $10.69   $ 7.06   $ 7.83   $ 8.94
                                             ------   ------   ------   ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................    0.57     0.70     0.92     0.86     0.88     0.54     0.65     0.86
 Net realized and unrealized gain (loss) on
   investments.............................   (0.44)   (0.77)   (1.11)   (0.78)   (0.91)   (0.45)   (0.76)   (1.10)
                                             ------   ------   ------   ------   ------   ------   ------   ------
 Total from Investment Operations..........    0.13    (0.07)   (0.19)    0.08    (0.03)    0.09    (0.11)   (0.24)
                                             ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income......   (0.59)   (0.70)   (0.92)   (0.87)   (0.89)   (0.55)   (0.66)   (0.87)
                                             ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR...............  $ 6.64   $ 7.10   $ 7.87   $ 8.98   $ 9.77   $ 6.60   $ 7.06   $ 7.83
                                             ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN (%)(A)........................    1.68    (1.04)   (2.97)    0.66    (0.52)    1.15    (1.55)   (3.50)
RATIOS (%)/SUPPLEMENTAL DATA:
 Expenses to average daily net assets
   With expenses waived/recovered (%)......    1.12     1.13     1.18     1.18     1.19     1.65     1.65     1.70
   Without expenses waived/recovered (%)...    1.59     1.58     1.40     1.27     1.30     2.12     2.10     1.92
 Net investment income to average daily net
   assets..................................    8.36     9.17    10.07     8.94     8.44     7.83     8.60     9.56
 Portfolio turnover rate...................      61       56       32       52       87       61       56       32
 Net assets, end of year ($ millions)......      23       20       25       34       40        5        4        3

                                                 CLASS B SHARES                    CLASS C SHARES
                                                -----------------    ------------------------------------------
                                                FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                  SEPTEMBER 30,                    SEPTEMBER 30,
                                                -----------------    ------------------------------------------
                                                   1999    1998+      2002     2001     2000     1999     1998
                                                  ------   ------    ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR.........       $ 9.73   $10.57    $ 7.06   $ 7.83   $ 8.94   $ 9.73   $10.65
                                                  ------   ------    ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................         0.81     0.51      0.54     0.65     0.86     0.81     0.83
 Net realized and unrealized gain (loss) on
   investments.............................        (0.78)   (0.87)    (0.45)   (0.76)   (1.10)   (0.78)   (0.91)
                                                  ------   ------    ------   ------   ------   ------   ------
 Total from Investment Operations..........         0.03    (0.36)     0.09    (0.11)   (0.24)    0.03    (0.08)
                                                  ------   ------    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income......        (0.82)   (0.48)    (0.55)   (0.66)   (0.87)   (0.82)   (0.84)
                                                  ------   ------    ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR...............       $ 8.94   $ 9.73    $ 6.60   $ 7.06   $ 7.83   $ 8.94   $ 9.73
                                                  ======   ======    ======   ======   ======   ======   ======
TOTAL RETURN (%)(A)........................         0.14    (3.58)(b)   1.15   (1.55)   (3.50)    0.14    (1.02)
RATIOS (%)/SUPPLEMENTAL DATA:
 Expenses to average daily net assets
   With expenses waived/recovered (%)......         1.70     1.70(c)   1.65     1.65     1.70     1.70     1.70
   Without expenses waived/recovered (%)...         1.79     1.81(c)   2.12     2.10     1.92     1.79     1.81
 Net investment income to average daily net
   assets..................................         8.40     7.90(c)   7.82     8.60     9.56     8.42     7.93
 Portfolio turnover rate...................           52       87        61       56       32       52       87
 Net assets, end of year ($ millions)......            4        2         9        8        8       13       13

---------------
  + For the period February 2, 1998 (commencement of Class B Shares) to
    September 30, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.

INTERMEDIATE GOVERNMENT FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Intermediate Government Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                         CLASS A SHARES*                      CLASS B SHARES*
                                            ------------------------------------------    ------------------------
                                                       FOR THE YEARS ENDED                  FOR THE YEARS ENDED
                                                          SEPTEMBER 30,                        SEPTEMBER 30,
                                            ------------------------------------------    ------------------------
                                             2002     2001     2000     1999     1998      2002     2001     2000
                                            ------   ------   ------   ------   ------    ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR........  $ 9.78   $ 9.19   $ 9.16   $ 9.70   $ 9.20    $ 9.74   $ 9.15   $ 9.13
                                            ------   ------   ------   ------   ------    ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................    0.36     0.45     0.50     0.41     0.48      0.32     0.42     0.47
 Net realized and unrealized gain (loss)
   on investments.........................    0.33     0.60     0.06    (0.53)    0.51      0.34     0.60     0.05
                                            ------   ------   ------   ------   ------    ------   ------   ------
 Total from Investment Operations.........    0.69     1.05     0.56    (0.12)    0.99      0.66     1.02     0.52
                                            ------   ------   ------   ------   ------    ------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....   (0.37)   (0.46)   (0.53)   (0.42)   (0.49)    (0.34)   (0.43)   (0.50)
                                            ------   ------   ------   ------   ------    ------   ------   ------
NET ASSET VALUE, END OF YEAR..............  $10.10   $ 9.78   $ 9.19   $ 9.16   $ 9.70    $10.06   $ 9.74   $ 9.15
                                            ======   ======   ======   ======   ======    ======   ======   ======
TOTAL RETURN (%)(A).......................    7.27    11.76     5.92    (1.20)   11.18      6.98    11.46     5.47
RATIOS (%)/SUPPLEMENTAL DATA:
 Expenses to average daily net assets
   With expenses waived/recovered (%).....    0.86     0.87     0.87     0.91     0.92      1.20     1.20     1.20
   Without expenses waived/recovered
     (%)..................................    1.42     1.56     1.47     1.84     2.00      1.76     1.89     1.80
 Net investment income to average daily
   net assets.............................    3.75     4.77     5.32     4.40     5.18      3.32     4.26     5.00
 Portfolio turnover rate..................     106      123      107      124      188       106      123      107
 Net assets, end of year ($ millions).....      40       25       23       11       13         5        1      0.3

                                            CLASS B SHARES*                 CLASS C SHARES*
                                            ---------------    ------------------------------------------
                                            FOR THE YEARS ENDED           FOR THE YEARS ENDED
                                             SEPTEMBER 30,                   SEPTEMBER 30,
                                            ---------------    ------------------------------------------
                                             1999    1998+      2002     2001     2000     1999     1998
                                            ------   ------    ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF YEAR........  $ 9.67   $ 9.28    $ 9.75   $ 9.17   $ 9.14   $ 9.67   $ 9.18
                                            ------   ------    ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................    0.39     0.33      0.32     0.41     0.45     0.40     0.41
 Net realized and unrealized gain (loss)
   on investments.........................   (0.53)    0.32      0.35     0.60     0.08    (0.53)    0.55
                                            ------   ------    ------   ------   ------   ------   ------
 Total from Investment Operations.........   (0.14)    0.65      0.67     1.01     0.53    (0.13)    0.96
                                            ------   ------    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
 Dividends from net investment income.....   (0.40)   (0.26)    (0.34)   (0.43)   (0.50)   (0.40)   (0.47)
                                            ------   ------    ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR..............  $ 9.13   $ 9.67    $10.08   $ 9.75   $ 9.17   $ 9.14   $ 9.67
                                            ======   ======    ======   ======   ======   ======   ======
TOTAL RETURN (%)(A).......................   (1.49)    7.16(b)   7.08    11.32     5.58    (1.38)   10.85
RATIOS (%)/SUPPLEMENTAL DATA:
 Expenses to average daily net assets
   With expenses waived/recovered (%).....    1.20     1.20(c)   1.20     1.20     1.20     1.20     1.20
   Without expenses waived/recovered
     (%)..................................    2.13     2.28(c)   1.76     1.89     1.80     2.13     2.28
 Net investment income to average daily
   net assets.............................    4.15     4.59(c)   3.33     4.34     4.98     4.11     4.74
 Portfolio turnover rate..................     124      188       106      123      107      124      188
 Net assets, end of year ($ millions).....     0.4      0.1        12        4        2        2        5

---------------
  * Per share amounts have been calculated using the monthly average share method.
  + For the period February 2, 1998 (commencement of Class B Shares) to
    September 30, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.


        (LOGO) HERITAGE LOGO           ACCOUNT APPLICATION
                                       P.O. Box 33022, St. Petersburg, FL 33733, 800-421-4184, www.heritagefunds.com
                                       [ ] Link to existing account # ------------    [ ] Assign new account #
                                       (Indicate fund and class in Fund Selection section on page 2)

ACCOUNT REGISTRATION

TYPE OF ACCOUNT:

[ ] Individual                                          [ ] Joint Tenant w/Right of Survivorship
[ ] Gift to Minor-State established ---------------     [ ] Foundation or Exempt Organization
[ ] Association, Partnership or other Organization      [ ] Corporation (attach corporate resolution)
[ ] Trust (attach trust agreement or trustee
certification)                                          [ ] Other ------------------------------------

------------------------------------------------------------------          ------------------------------------------------
Owner's Name                                                                Social Security (SSN) or Taxpayer ID

                                      (     )
------------------------------        ------------------------------        ------------------------------------------------
Owner's Date of Birth                 Phone Number                          Driver's License # and State (DLN)

------------------------------------------------------------------          ------------------------------------------------
Joint Owner's Name                                                          Social Security or Taxpayer ID

                                      (     )
------------------------------        ------------------------------        ------------------------------------------------
Joint Owner's Date of Birth           Phone Number                          Driver's License # and State

----------------------------------------------------------------------------------------------------------------------------
Street Address (P.O. Boxes are not acceptable)

-----------------------------------      ------------------------------      ------------------------------
City                                                              State                                Zip

[ ] For additional owners, check the box at left and provide name, SSN, birth date, phone and DLN for each on a separate page.

Are you a: [ ] U.S. Citizen [ ] Resident alien [ ] Non-resident alien (W-8 required) Country of residence ---------------

Are you an employee of the Distributor or participating broker-dealer as defined in the prospectus? [ ] Yes [ ] No

DISTRIBUTION OPTION FOR DIVIDENDS AND CAPITAL GAINS (if none selected, all distributions will be reinvested):
[ ] Reinvest    [ ] Pay in cash    [ ] Pay to Heritage fund ----------, account
# -------------------------

[ ] Check this box if you DO NOT want to be able to process redemptions and exchanges via telephone order, as described in the prospectus.

FINANCIAL ADVISOR INFORMATION

This purchase of shares complies with the current prospectus(es) for the fund(s) selected above and with the terms of the selling agreement with the Distributor. We agree to notify the Distributor of any purchases which may be eligible for a reduced or waived sales charge. We guarantee the signatures on this application and the legal capacity of the signers.

------------------------------        ------------------------------        -------------------------------------------
Financial Advisor's Name              Branch Number                         Financial Advisor Number

                                      (     )                               X
------------------------------        ------------------------------        -------------------------------------------
Dealer name                           Branch Phone Number                   Signature

-----------------------------------------------------------------------------------------------------------------------
Branch Address, City, State, Zip

SCAN: OPS/NEW APP

FUND SELECTION Choose which funds and class you are purchasing

Please choose from the following list of Heritage funds you wish to purchase. If you do not specify a class of shares, Class A shares will be purchased. The minimum investment amount is $1,000 per fund unless you are participating in a Periodic Investment Program. Your purchase proceeds should equal the total investment amount below.

                                            SHARE CLASS/FUND CODE           INVESTMENT AMOUNT
                                            A         B         C
     INCOME FUNDS:
[ ]  Intermediate Government              [ ] 01    [ ] 02    [ ] 05        $ ---------------
[ ]  High Yield Bond                      [ ] 11    [ ] 12    [ ] 15        $ ---------------

     EQUITY FUNDS:
[ ]  Aggressive Growth                    [ ] 21    [ ] 22    [ ] 25        $ ---------------
[ ]  Technology                           [ ] 26    [ ] 28    [ ] 27        $ ---------------
[ ]  Small Cap Stock                      [ ] 31    [ ] 32    [ ] 35        $ ---------------
[ ]  International Equity                 [ ] 36    [ ] 38    [ ] 37        $ ---------------
[ ]  Capital Appreciation                 [ ] 41    [ ] 42    [ ] 45        $ ---------------
[ ]  Mid Cap Stock                        [ ] 46    [ ] 48    [ ] 47        $ ---------------
[ ]  Growth and Income                    [ ] 51    [ ] 52    [ ] 55        $ ---------------
[ ]  Value Equity                         [ ] 61    [ ] 62    [ ] 65        $ ---------------
[ ]  Growth Equity                        [ ] 71    [ ] 72    [ ] 75        $ ---------------

     HERITAGE CASH TRUST:
[ ]  Money Market                         [ ] 91    [ ] 92    [ ] 95        $ ---------------
[ ]  Municipal Money Market               [ ] 81                            $ ---------------

TOTAL INVESTMENT                                                            $ ---------------
                                                                            ----------------

REDUCED SALES CHARGE (see prospectus for terms and limitations)

[ ] Statement of Intent. Please indicate the total you plan to invest over the next 13 months. If you don't complete this investment, you will be charged an additional sales charge: [ ] $25,000 [ ] $50,000 [ ] $100,000
    [ ] $250,000 [ ] $500,000 [ ] $1,000,000
[ ] Right of Accumulation. If you, your spouse or minor children own Class A shares of other Heritage Mutual Funds, you may qualify for a reduced sales charge. Link these accounts -----------------------------------

SIGNATURES AND TAXPAYER IDENTIFICATION CERTIFICATION

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read a current prospectus for each fund in which I am investing and understand that its terms are incorporated by reference into this application. I understand that certain redemptions may be subject to a contingent deferred sales charge. I agree that the Fund, Heritage, Distributor and their Trustees, directors, officers and employees will not be held liable for any loss, liability, damage, or expense for relying upon this application or any instructions including telephone instructions they reasonably believe are authentic. If a taxpayer identification number is not provided and certified, all dividends paid will be subject to Federal backup withholding.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (includes a U.S. resident alien). You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


X                                                          X
  ------------------------------------------------         ------------------------------------------------
  Signature                                   Date           Signature                                   Date

DIRECT PAYMENT PLAN ENROLLMENT

Use this section to link your Heritage account to your bank account.

Heritage
Fund -------------------------      Class -------------------------      Account
number -------------------------

[ ] New Enrollment    [ ] Change Existing Instructions

BANK ACCOUNT INFORMATION

                                                                   (     )
------------------------------------------------------------       ---------------------------------------
Bank Name                                                          Bank Phone Number

------------------------------------------------------------
City and State

------------------------------------------------------------       ---------------------------------------
ABA (Routing Number)                                               Account Number

----------------------------------------------------------------------------------------------------------
Name(s) on Bank Account            [ ] Checking Account  [ ] Savings Account

Please allow ten business days for this feature to be established. Shares will normally be received within three business days of the date you select to have your bank account debited or credited. Should a CDSC apply, the liquidation will be such that you receive the requested amount, less the CDSC.

SIGNATURES (ALL ACCOUNT OWNERS MUST SIGN)

I hereby authorize Heritage Asset Management to initiate credit and debit entries to my (our) account at the Financial Institution indicated and for the Financial Institution to credit or debit the same to such an account through the Automated Clearing House (ACH) system, subject to the rules of the Financial Institution and the Fund. Heritage Asset Management may correct any transaction error with a debit or credit to my Financial Institution account and/or the Fund account. This authorization, including any credit or debit entries initiated thereunder, is in full force and effect until I notify Heritage Asset Management of its revocation by telephone or in writing and Heritage Asset Management has had sufficient time to act on it.

X
     ----------------------------------------------------------------------       ---------------------------------------
     Account Owner's Signature                                                    Date

     ----------------------------------------------------------------------       ---------------------------------------
     Joint Owner's Signature                                                      Date

    COMPLETE THE OTHER SIDE TO ENROLL IN A PERIODIC INVESTMENT OR SYSTEMATIC
                  WITHDRAWAL PLAN USING THIS BANK INFORMATION.

Tape a preprinted voided check from the above account here. We cannot accept a temporary check. A deposit slip is acceptable for savings accounts only.

                              PLEASE DO NOT STAPLE
                                 Use tape only

PERIODIC INVESTMENT PROGRAM (PIP) AVAILABILITY MAY BE LIMITED BY YOUR FINANCIAL ADVISOR

If you wish funds to be credited to your Heritage account from your bank account on a regular basis, complete the following. BE SURE TO COMPLETE THE BANK ACCOUNT INFORMATION ON THE PREVIOUS PAGE.

Heritage Fund ---------------              Class ----------              Account
number --------------------

Amount $
---------------------------  Transfer date (choose one or both)  [] 5th  [] 15th

Frequency (choose one)  [] Monthly  [] Quarterly  [] Semi-Annually  [] Annually

--------------------------------------------------------------------------------

Heritage Fund ---------------              Class ----------              Account
number --------------------

Amount $
---------------------------  Transfer date (choose one or both)  [] 5th  [] 15th

Frequency (choose one)  [] Monthly  [] Quarterly  [] Semi-Annually  [] Annually

SYSTEMATIC WITHDRAWAL PLAN (SWP) AVAILABILITY MAY BE LIMITED BY YOUR FINANCIAL ADVISOR

You can receive periodic payments from your Heritage account. The payments can be sent to your bank account, sent to you at your address of record or to another person you designate (with proper authorization). If you begin a SWP, you may redeem up to 12% annually of your current account value without incurring a contingent deferred sales charge.

Heritage Fund ---------------              Class ----------              Account
number --------------------

Amount $
---------------------------  Liquidation date (choose
one)  [] 1st  [] 5th  [] 10th  [] 20th

Frequency (choose one)  [] Monthly  [] Quarterly  [] Semi-Annually  [] Annually

Send payment to: [] The bank account listed on this form [] My address of record [] The following payee:

-------------------------  -----------------------------------
                                                                     Payee
Payee Name                 Account Number (if applicable)

--------------------------------------------------------------------------------
Payee Address, City, State, Zip

If payment is made to a payee other than the shareholder of record at the address of record, all owners must sign here and a signature guarantee must accompany the signature(s) (see prospectus):

                                         Signature Guarantee:

X
------------------------------------------

X
------------------------------------------

[X] FINAL CHECKLIST

Be sure you have done the following:
  [] Complete the information for all account owners. If you have more than two account owners, attach a separate page and check the indicated box. Include any documentation necessary to open the account.
  [] Select the funds and classes in which you wish to invest. The allocation to the funds should equal your total investment and the amount of your check.
  [] Make your check payable to the fund and class you wish to purchase. If you're allocating your purchase to multiple funds, make the check payable to "Heritage Funds".
  [] If enrolling in the Direct Payment Plan, complete the bank information, attach a voided check, and sign on page 3.
  [] If participating in a PIP or SWP, complete all information. Sign and signature guarantee if necessary.
  [] Sign the application on page 2.

Mail your completed application and check to Heritage Funds, P.O. Box 33022, St. Petersburg, FL 33733

For additional help, please call us at 800-421-4184 or visit us at www.heritagefunds.com

                              FOR MORE INFORMATION

         More information on these funds is available free upon request, including the following:

  Annual/Semiannual Reports. Provide additional information about each fund's investments, describes each fund's performance and contains letters from the fund's managers discussing recent market conditions, economic trends and fund strategies that significantly affect the funds' performance during that period.

Statement of Additional Information (SAI). Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange
       Commission and is incorporated herein by reference (meaning it is legally considered part of this prospectus).

                                     [PHOTO]

    To obtain information or make an inquiry, contact Heritage Mutual Funds:

                        By mail:        880 Carillon Parkway
                                        St. Petersburg, Florida 33716

                        By telephone:   (800) 421-4184

                        By Internet:    www.heritagefunds.com

These documents and other information about the funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington,
 D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202)942-8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on the SEC's Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following
  e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference
                      Section, Washington, D.C. 20549-0102.

 To eliminate unnecessary duplication, only one copy of the prospectus or other shareholder reports may be sent to shareholders with same mailing address. However, if you wish to receive a copy of the prospectus or other shareholder reports for each shareholder with same mailing address, you should call
        1-800-421-4184 or send an e-mail to: heritage@heritagefunds.com.

   The funds' Investment Company and Securities Act registration numbers are:
                             811-5853 and 33-30361

 No dealer, saleman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                         PRIVACY NOTICE TO SHAREHOLDERS
                        OF THE HERITAGE FAMILY OF FUNDS

     Heritage Asset Management and Heritage Family of Funds (collectively "Heritage") are committed to protecting confidentiality of the information furnished to us by our clients. We are providing you this information as required by Regulation S-P adopted by the Securities and Exchange Commission.

INFORMATION ABOUT YOU THAT WE COLLECT:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We collect non-public personal information about you from the following sources: information we receive from you on applications or other forms or through our website; information about your transactions with us, our affiliates, or others; and information we may receive from a consumer reporting agency.

OUR USE OF INFORMATION ABOUT YOU:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We may share information about you with affiliated companies of Heritage Asset Management and with parties that provide other services to us, and with certain financial institutions with whom we have joint marketing arrangements. Otherwise, we do not disclose any non-public personal information about you to anyone except as permitted by law. We follow the same policy with respect to non-public information received from all clients and former clients.

HOW WE PROTECT YOUR CONFIDENTIAL INFORMATION:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Heritage has policies that restrict access to non-public personal information about you to those employees who have need for that information to provide investment alternatives or services to you, or to employees who assist those who provide investment alternatives or services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

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